SUPPLEMENT TO THE PROSPECTUS

                          Prospectus Dated May 8, 1995
          (as amended August 31, 1995 and supplemented October 2, 1995,
              November 8, 1995, December 5, 1995, February 26, 1996
                               and March 1, 1996)

                             TEMPLETON REGION FUNDS


The discussion under "MANAGEMENT OF THE FUNDS - INVESTMENT MANAGER" is amended by replacing the fifth paragraph, with the following text:

         The lead portfolio manager for Latin America Fund is Jeffrey A. Everett, Vice President, Portfolio Management/Research, of the Investment
Manager. Mr. Everett holds a BS degree in Finance from Pennsylvania State University. Prior to joining the Templeton organization in 1989, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. Mr. Everett was also responsible for coordinating research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation.




March 5, 1996                                             TLGIT STKR3 3/96